SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          April 2, 1996


                        TIME WARNER INC.
     (Exact name of registrant as specified in its charter)


       Delaware                  1-8637         13-1388520
(State or other jurisdiction  (Commission    (I.R.S. Employer
     of incorporation         File Number)   Identification No.)
     or organization)

            75 Rockefeller Plaza, New York, NY 10019
      (Address of principal executive offices)  (zip code)

                        (212) 484-8000
      (Registrant's telephone number, including area code)

                        Not Applicable
(Former name or former address, if changed since last report)

Item 5.

          Time Warner Inc. issued a press release on April 2, 1996 in the form attached hereto as Exhibit 99.


Item 7.   Exhibits

   99     Press Release dated April 2, 1996.



                           SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April
3, 1996.

                              TIME WARNER INC.

                              By:   /s/  Thomas W. McEnerney
                                 Name:  Thomas W. McEnerney
                                 Title: Vice President

                          EXHIBIT INDEX
               Pursuant to Item 601 of Regulation S-K

                                                  Sequentially
Exhibit No.    Description of Exhibit               Numbered

    99         Press Release, dated April              4
               2, 1996.